COMMITMENTS AND CONTINGENCIES	12 Months Ended
Dec. 31, 2019
Commitments and Contingencies Disclosure [Abstract]
COMMITMENTS AND CONTINGENCIES	COMMITMENTS AND CONTINGENCIES
We insure the legal liability risks for our shipping activities with Assuranceforeningen SKULD and Assuranceforeningen Gard Gjensidig, both mutual protection and indemnity associations. We are subject to calls payable to the associations based on our claims record in addition to the claims records of all other members of the associations. A contingent liability exists to the extent that the claims records of the members of the associations in the aggregate show significant deterioration, which result in additional calls on the members.

As of December 31, 2019, we have eight vessels held under finance lease and four vessels held under operating lease. Refer to Note 10 Operating leases and Note 17 Vessels under finance lease, net for additional information.

We sold eight vessels to SFL in 2015 and leased them back on charters for an initial period of ten years. We have a purchase option of $112 million en-bloc after ten years and, if such option is not exercised, SFL will have the option to extend the charters by three years at $14,900 per day.

As of December 31, 2019, we had committed to install scrubbers on 13 vessels with an estimated remaining financial commitment of $14.9 million, excluding installation costs.

As of December 31, 2019, we had firm commitments to install ballast water treatment systems on 7 of our vessels with an estimated financial commitment, excluding installation costs, of $2.6 million due in 2020.
With reference to Note 31 and the joint venture company between us, Frontline and companies in the Trafigura Group, we have made available a $20 million guarantee to support the operations of the joint venture company.